PENNSYLVANIA AVENUE FUNDS

Pennsylvania Avenue Event-Driven Fund

Supplement Dated April 30, 2010

To

Prospectus Dated May 1, 2009

On March 6, 2010, the Board of Trustees of the Pennsylvania Avenue Funds, of which the Pennsylvania Avenue Event-Driven Fund (the "Reorganizing Fund") is a series, approved a proposal to reorganize the Reorganizing Fund into the Quaker Event Arbitrage Fund (the "Acquiring Fund"), a series of Quaker Investment Trust, subject to shareholder approval. The Acquiring Fund’s Board of Trustees has also approved the reorganization.

The Reorganizing Fund's investment objective, strategies, and risks are substantially similar to those of the Acquiring Fund. Moreover, the Reorganizing Fund’s portfolio manager will serve as the portfolio manager for the Acquiring Fund. The Reorganizing Fund’s Board of Trustees believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on April 26, 2010 (the “Record Date”), the Reorganizing Fund will be closed to new and existing investors. Shareholders who owned shares of the Reorganizing Fund as of the Record Date will receive a proxy statement/prospectus providing them with information about the Acquiring Fund and requesting their votes on the proposed reorganization of their Reorganizing Fund at a special meeting of shareholders to be held in late May 2010 and, if the proposed reorganization is approved, the reorganization is expected to immediately thereafter.